EQUITY AWARDS	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
EQUITY AWARDS
EQUITY AWARDS

Employees of the Company are eligible to receive equity awards from our parent, Verso Paper Corp. The Verso Paper Corp. 2008 Incentive Award Plan, as amended, or the “Incentive Plan,” authorizes the issuance of stock awards covering up to 6,250,000 shares of common stock of Verso Paper Corp.  Under the Incentive Plan, stock awards may be granted to employees, consultants, and directors upon approval by the board of directors.

Verso Paper Corp. has issued non-qualified stock options to certain non-employee directors that vest upon grant and expire 10 years from the date of grant.  Verso Paper Corp has also issued time-based non-qualified stock options to officers and management employees in 2012, 2011, and 2010.  The time-based options vest one to three years from the date of grant and expire seven years from the date of grant.  In 2009, we issued performance-based non-qualified stock options to an officer and management. The performance-based options vested one to three years from the date of grant based on the achievement of certain performance criteria tied to Verso Paper Corp.’s calculation of Adjusted EBITDA and expire seven years from the date of grant.  In March 2011, Verso Paper Corp. revised the performance criteria for certain unvested performance-based stock options.  The incremental increase of $0.1 million in the fair value of the modified options was recognized over the remaining service period.

A summary of stock option plan activity (including the performance-based options) for the years ended December 31, 2012, 2011, and 2010 is provided below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
December 31, 2009(1)	1,140,402	3.43	1.99
Options granted	287,003	2.87	2.16
Forfeited	(36,650)	1.73	0.91
Exercised	(2,009)	1.09	0.34
December 31, 2010(1)	1,388,746	3.36	2.05
Options granted	430,855	5.63	4.13
Forfeited	(32,295)	3.97	2.68
Exercised	(5,807)	2.88	2.00
December 31, 2011	1,781,499	3.90	2.59
Options granted	2,193,701	1.46	1.07
Forfeited	(90,007)	3.48	2.52
Exercised	—	—	—
December 31, 2012(2)	3,885,193	2.53	1.73	5.4
Options exercisable on December 31, 2012(2)	1,372,380	3.59		3.9	$5.5
Options expected to vest as of December 31, 2012	2,512,813	1.96			—

(1)
On December 31, 2010 and 2009, there were an additional 19,094 and 41,998, respectively, of performance-based options for which the performance period had not begun. These options were classified as liability awards and had weighted average fair values of $2.40 and $2.09 at December 31, 2010 and 2009, respectively.

(2)	On December 31, 2012, options outstanding had exercise prices ranging from $0.71 to $5.93 and options exercisable had exercise prices ranging from $0.71 to $5.93.

We used the Black-Scholes option pricing model to estimate the fair value of stock options granted in 2012, 2011, and 2010, with the following assumptions:

	2012	2011	2010
Expected weighted-average life of options granted	3.0 - 5.0 years	3.0 - 5.0 years	4.5 - 5.0 years
Range of volatility rates based on historical industry volatility	94.39% - 102.22%	90.65%	90.22%
Range of risk-free interest rates	.57% - .83%	1.18% - 2.16%	2.19% - 2.59%
Expected dividend yield	—	—	—

Based on our limited exercise history, we use the simplified method of calculating expected lives of options granted per ASC Topic 718-10-S99.  Expected volatility is estimated using historical industry volatility blended with Verso Paper Corp.'s historical volatility.  The dividend yield is assumed to be zero since we have no current plans to declare dividends.  The risk-free interest rates are based on the market yield of U.S. Treasury securities.

On December 31, 2012, there was $2.4 million of unrecognized compensation cost related to stock options which is expected to be recognized over a weighted-average period of approximately 2.2 years.  There were no option exercises in 2012, and the total intrinsic value of options exercised in 2011 and 2010 was immaterial to our consolidated financial statements.  Cash received and tax benefits realized from options exercised during 2011 and 2010 were also immaterial to our consolidated financial statements.

In 2012, Verso Paper Corp issued 320,414 restricted stock awards to its executives, directors, and certain senior managers with a weighted-average grant date fair value of $1.20 per share, based on the closing market price of our common stock on the date of grant.  Verso Paper Corp also issued 158,057 and 90,445 restricted stock awards to its executives and senior management in 2011 and 2010, respectively.  The 2011 and 2010, restricted stock awards had weighted average grant date fair values of $5.70 and $3.01, respectively, which was equal to the closing market price of Verso Paper Corp.'s common stock on the date of grant. The restrictions lapse in equal annual installments on each of the first three anniversaries of the date of grant.  As of December 31, 2012, there was $0.5 million of unrecognized compensation cost related to restricted stock awards which is expected to be recognized over a weighted-average period of approximately 1.6 years.  The restrictions on these shares automatically lapse in the event of a change of control as defined in the Incentive Plan.

Simultaneously with the consummation of Verso Paper Corp.'s IPO, the limited partnership agreement of Verso Paper Corp.'s parent, Verso Paper Management LP, or the “Partnership,” was amended to, among other things; change its equity structure from multiple classes of units representing limited partner interests in the Partnership to a single class of units representing such interests.  The conversion from the prior multiple-class unit structure, or the “Legacy Units,” to a new single class of units in the Partnership was designed to correlate the equity structure of the Partnership with the post-IPO equity structure of Verso Paper Corp.

Certain members of our management have been granted Legacy Class B Units, which vest over a five-year period at the rate of 20% per year on each anniversary of the grant date.  A summary of Legacy Class B Units activity for the years ended December 31, 2012, 2011, and 2010, is presented below:

	Units	Weighted Average Fair Value at Grant Date
Nonvested at December 31, 2009	163,169	3.40
Vested	(81,092)	3.40
Nonvested at December 31, 2010	82,077	3.40
Vested	(81,110)	3.40
Nonvested at December 31, 2011	967	3.38
Vested	(967)	3.38
Nonvested at December 31, 2012	—	—

Equity award expense for the years ended December 31, 2012, 2011, and 2010, respectively, was $2.7 million, $2.4 million, and $1.7 million.